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                                AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 27, 2003

                                                                                                      REGISTRATION NO. 333-
====================================================================================================================================

                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549

                                                        ---------------------

                                                              FORM S-8

                                                       REGISTRATION STATEMENT
                                                                UNDER
                                                     THE SECURITIES ACT OF 1933

                                                        ---------------------

                                                             AWARE, INC.
                                       (Exact name of registrant as specified in its charter)

MASSACHUSETTS                                                                                                             04-2911026
(State or other jurisdiction of incorporation or organization)                                  (I.R.S. employer identification no.)

40 MIDDLESEX TURNPIKE, BEDFORD, MASSACHUSETTS                                                                                  01730
(Address of principal executive offices)                                                                                  (Zip code)

                                                             AWARE, INC.
                                            AWARE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN
                                                      (Full title of the plan)

                                                        --------------------

                                                         MICHAEL A. TZANNES
                                                       CHIEF EXECUTIVE OFFICER
                                                             AWARE, INC.
                                                        40 MIDDLESEX TURNPIKE
                                                    BEDFORD, MASSACHUSETTS 01730
                                               (Name and address of agent for service)

                                                           (781) 276-4000
                                    (Telephone number, including area code, of agent for service)

                                                        --------------------

                                                           WITH COPIES TO:
                                                        WILLIAM R. KOLB, ESQ.
                                                           FOLEY HOAG LLP
                                                        155 SEAPORT BOULEVARD
                                                     BOSTON, MASSACHUSETTS 02210
                                                           (617) 832-1000

                                                        --------------------

                                                   CALCULATION OF REGISTRATION FEE

========================= ============================= ======================== ========================== ========================
        TITLE OF                      AMOUNT                PROPOSED MAXIMUM          PROPOSED MAXIMUM              AMOUNT OF
    SECURITIES TO BE                  TO BE                  OFFERING PRICE               AGGREGATE               REGISTRATION
       REGISTERED                   REGISTERED                  PER SHARE              OFFERING PRICE                  FEE
------------------------- ----------------------------- ------------------------ -------------------------- ------------------------
     common stock,                  250,000 (1)                 $2.04 (2)                $510,000.00                  $41.26
    $0.01 par value
------------------------- ----------------------------- ------------------------ -------------------------- ------------------------

(1)  Represents shares of common stock issuable upon exercise of stock options available for grant under the Aware, Inc. 1996
     Employee Stock Purchase Plan.
(2)  Calculated pursuant to Rules 457(c) and (h)(1) under the Securities Act of 1933 based on 85% of the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on June 25, 2003.

====================================================================================================================================
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     This Registration Statement covers 250,000 shares of common stock, par value $.01 per share, issuable pursuant to the Aware, Inc. 1996 Employee Stock
Purchase Plan, as amended. These shares are in addition to the 100,000 shares of common stock issuable pursuant to the Aware, Inc. 1996 Employee Stock Purchase
Plan, as amended, registered pursuant to Aware's Registration Statement on Form
S-8, File No. 333-15805, filed with the Securities and Exchange Commission on
November 7, 1996.

     The contents of Aware's Registration Statement on Form S-8, File No. 333-15805, as filed with the Securities and Exchange Commission on November 7, 1996, are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

  4.1 Aware, Inc. 1996 Employee Stock Purchase Plan, as amended (included as Annex A to Aware's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2003 and incorporated herein by reference).
  5.1        Opinion of Foley Hoag LLP.
 23.1        Consent of Foley Hoag LLP (contained in Exhibit 5.1).
 23.2        Consent of PricewaterhouseCoopers LLP.
 24.1 Power of attorney (contained on the signature page of this registration statement).





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bedford, Massachusetts, as of June 27, 2003.

                                           AWARE, INC.


                                           By: /s/ Michael A. Tzannes
                                               -------------------------------
                                                Michael A. Tzannes
                                                Chief Executive Officer

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                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that each individual whose signature appears below hereby constitutes and appoints Michael A. Tzannes and Richard P. Moberg, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this registration statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for him, any or all of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the indicated capacities as of June 27, 2003.


           SIGNATURE                               TITLE
           ---------                               -----

/s/ John K. Kerr                    Chairman of the Board of Directors
---------------------------------
John K. Kerr

/s/ Michael A. Tzannes              Chief Executive Officer and Director
---------------------------------   (PRINCIPAL EXECUTIVE OFFICER)
Michael A. Tzannes

/s/ Edmund C. Reiter                President and Director
---------------------------------
Edmund C. Reiter

/s/ Richard P. Moberg               Chief Financial Officer and Treasurer
---------------------------------   (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)
Richard P. Moberg

/s/ Frederick D. D'Alessio          Director
---------------------------------
Frederick D. D'Alessio

/s/ David Ehreth                    Director
---------------------------------
David Ehreth

                                    Director
---------------------------------
G. David Forney, Jr.



                                     - 3 -
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
------             -----------

  4.1 Aware, Inc. 1996 Employee Stock Purchase Plan, as amended (included as Annex A to Aware's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2003 and incorporated herein by reference).
  5.1        Opinion of Foley Hoag LLP.
 23.1        Consent of Foley Hoag LLP (contained in Exhibit 5.1).
 23.2        Consent of PricewaterhouseCoopers LLP.
 24.1 Power of attorney (contained on the signature page of this registration statement).